UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2012

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 15, 2012, Elite Pharmaceuticals, Inc. (the “Company”) issued a press release to announce the initial shipment of Phendimetrazine tartrate 35 mg tablets under the previously announced manufacturing and supply agreement with Mikah Pharma, LLC (“Mikah”). Actavis, Inc. (“Actavis”), recently acquired by Watson Pharmaceuticals, Inc., will distribute the product as part of a distribution agreement between Mikah and Actavis.

A copy of the press release is being finished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated November 15, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2012

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
Name: Chris Dick Title: President and Chief Operating Officer